Exhibit 25.3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY

OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ☐

LAW DEBENTURE TRUST COMPANY OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	01-0622605
(State or other jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. employer identification no.)

400 Madison Avenue, 4th Floor, New York, N.Y.	10017
(Address of principal executive offices)	(Zip code)

GlaxoSmithKline Capital plc

(Exact name of obligor as specified in its charter)

England and Wales	Not Applicable
(State or other jurisdiction of incorporation or Organization)	(I.R.S. employer identification no.)

980 Great West Road, Brentford Middlesex, England	TW8 9GS
(Address of principal executive offices)	(Zip code)

GlaxoSmithKline plc

(Exact name of obligor as specified in its charter)

England and Wales	98-0607772
(State or other jurisdiction of incorporation or Organization)	(I.R.S. employer identification no.)

980 Great West Road, Brentford Middlesex, England	TW8 9GS
(Address of principal executive offices)	(Zip code)

Guaranteed Debt Securities of GlaxoSmithKline Capital plc

Guarantee of GlaxoSmithKline plc in connection with Guaranteed Debt Securities

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417 and One Commerce Plaza, Albany, NY 12257

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of the trustee as now in effect. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).

2.	A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).

3.	A copy of the existing bylaws of the trustee, or instruments corresponding thereto. (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).

4.	The consents of the trustee required by Section 321(b) of the Act. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-133414, which is incorporated by reference).

5.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, Law Debenture Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of March, 2014.

LAW DEBENTURE TRUST COMPANY OF NEW YORK

By	/s/ James D. Heaney
James D. Heaney
Managing Director

Consolidated Report of Condition (attached as Exhibit 5 hereto) of

LAW DEBENTURE TRUST COMPANY OF NEW YORK

of 400 Madison Avenue, New York, NY 10017,

a limited purpose trust company (“LDTC-NY”) and U.S. subsidiary of Law Debenture Corporation plc, London, England (“Law Debenture”), at the close of business December 31, 2013, published with the Federal Financial Institutions Examination Council/Board of Governors of the Federal Reserve System, and in accordance with Chapter 2 of the Consolidated Laws of the State of New York Banking Department license granted on May 8, 2002.

I, Sam Pau, Controller of Law Debenture Trust Company of New York do hereby declare that this Report of Condition has been prepared in conformance with instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

IN WITNESS WHEREOF, I have executed this certificate the 13th day of March, 2014.

/s/ Sam Pau
Sam Pau
Controller
Law Debenture Trust Company of New York

I, James D. Heaney, Managing Director of Law Debenture Trust Company of New York, do hereby attest that the signature set forth above is the true and genuine signature of Sam Pau, Controller of Law Debenture Trust Company of New York.

Attested by:	/s/ James D. Heaney
James D. Heaney
Its:	Managing Director